UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2025
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company’s board of directors (the “Board”) previously approved, subject to stockholder approval, the Company’s 2025 Stock Incentive Plan (the “2025 Plan”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2025 Plan. The 2025 Plan replaces the Company’s 2020 Incentive Stock Plan which expired on January 22, 2025. The purpose of the 2025 Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified personnel, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and provide opportunities for equity participation that align the interests of recipients with those of the Company’s shareholders.

The terms of the 2025 Plan provide for the grant of stock options, restricted stock awards, restricted stock units, performance awards and other stock-based awards payable in cash or shares of the Company’s common stock. 3,250,000 shares of common stock are reserved and available for issuance under the 2025 Plan, subject to the adjustment provisions of the 2025 Plan. The 2025 Plan will be administered by the Compensation Committee of the Board (the “Committee”). The Committee, or its delegate, will have authority to, among other things, determine which eligible persons receive awards and to set the terms and conditions applicable to the award within the confines of the terms of the 2025 Plan. The Committee will have the authority to interpret and administer the 2025 Plan or any agreement entered into under the 2025 Plan, to establish rules and regulations under the 2025 Plan, and to make any determination or take any other action as it deems necessary or advisable for the administration of the 2025 Plan.

The 2025 Plan contains a minimum vesting requirement, subject to limited exceptions, that awards made to Company employees under the 2025 Plan shall have a vesting period of not less than (a) three (3) years from date of grant (provided that pro rata vesting over such period shall be permitted) if vesting is subject only to continued service with the Company and (b) one (1) year from date of grant if vesting is subject to the achievement of one or more performance objectives.

The 2025 Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The 2025 Plan will expire on February 11, 2030.

The form of restricted stock award agreement, form of restricted stock unit award agreement, and the form of option award agreement for use with the 2025 Plan set forth the standard terms and conditions that apply to grants of these types of awards pursuant to the 2025 Plan, although awards may be granted under the 2025 Plan that deviate from these standard terms and conditions.

A more detailed description of the 2025 Plan is set forth in the section entitled “Proposal No. 2 – Approval of the WaFd, Inc. 2025 Stock Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2024 (the “Proxy Statement”) and the supplement to the Proxy Statement filed with the SEC on January 29, 2025.

The foregoing descriptions of the 2025 Plan and the forms of award agreements thereunder are qualified in their entirety by reference to the text of the 2025 Plan and the forms of award agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of WaFd, Inc. (the "Company") was held on February 11, 2025. The four items voted upon by shareholders included 1) the election of five directors; 2) the approval of the WaFd, Inc. 2025 Stock Incentive Plan; 3) the approval of a non-binding, advisory vote on the compensation of WaFd, Inc. named executive officers; and 4) the ratification of the appointment of Deloitte & Touche, LLP as the independent registered public accountants for fiscal 2025. The results of the voting were as follows:

	Votes Cast		Votes	Total	Broker
	For	Against	Withheld	Votes Cast	Non-votes
Election of Directors
Three-year term:
R. Shawn Bice	68,519,422	—	2,153,850	70,673,272	4,649,550
Linda S. Brower	68,524,345	—	2,148,927	70,673,272	4,649,550
Sean B. Singleton	68,512,589	—	2,160,683	70,673,272	4,649,550
One-year term:
Bradley M. Shuster	66,391,435	—	4,281,837	70,673,272	4,649,550
M. Max Yzaguirre	69,873,424	—	799,848	70,673,272	4,649,550

	Votes Cast			Total
	For	Against	Abstained	Votes Cast
Adoption of the WaFd, Inc.
2025 Stock Incentive Plan	67,031,380	3,540,529	101,363	70,673,272

	Votes Cast			Total

	For	Against	Abstained	Votes Cast
Non-binding advisory vote on
executive compensation	65,624,883	4,932,611	115,778	70,673,272
Ratify appointment of
Deloitte & Touche, LLP	74,122,496	1,163,003	37,323	75,322,822

Based on the results above, all of the Board of Directors' recommendations were approved by shareholders.

Item 9.01	Financial Statements and Exhibits

(d)     The following exhibits are being filed herewith:

10.1	WaFd, Inc. 2025 Stock Incentive Plan *
10.2	Form of Restricted Stock Award Agreement under the 2025 Stock Incentive Plan *
10.3	Form of Restricted Stock Unit Award Agreement under the 2025 Stock Incentive Plan *
10.4	Form of Option Award Agreement under the 2025 Stock Incentive Plan *
104	Cover Page Interactive Data File (formatted as inline XBRL)

*	Management contract or compensation plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 13, 2025	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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